EXHIBIT 99.1

Sun Healthcare Group, Inc.
 Reports 2009 Fourth-quarter Earnings and Normalized EPS of $0.28 and 2009 Year-end Earnings and Normalized EPS of $1.10

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (March 3, 2010)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the fourth quarter and year ended Dec. 31, 2009.

Fourth-quarter Results:

On a normalized basis, comparing the quarter ended Dec. 31, 2009, to the same period in 2008 (unless otherwise stated):

•	consolidated revenues rose 1.6 percent to $474.1 million;
o	rates continued to drive revenue growth;
•	consolidated adjusted EBITDAR increased 3.6 percent to $63.7 million;
o	adjusted EBITDAR margin improved 20 basis points to 13.4 percent;
•	consolidated adjusted EBITDA increased 4.9 percent to $45.4 million;
o	adjusted EBITDA margin improved 30 basis points to 9.6 percent;
•	diluted earnings per share from continuing operations reported at $0.28, up 7.7 percent;
•	free cash flow of $4.0 million for the quarter resulted in $54.6 million of free cash flow for the year, an increase of $9.0 million, or 20 percent, year over year;
•
normalizing items in the fourth quarter consisted of a non-recurring pretax expense of $3.9 million related to prior year self-insurance reserves, $0.5 million of transaction costs related to a hospice acquisition and $0.4 million of restructuring costs, which consisted principally of employee severance payments; and

•	results included $0.5 million of non-recurring project costs associated with the continued implementation of a clinical/billing platform and labor management system.

The company is reaffirming its 2010 guidance issued earlier this year on Jan. 6, 2010. Commenting on the Company’s fourth-quarter results, Richard K. Matros, Sun’s chairman and chief executive officer, remarked, “The story of the quarter is the story of the year. Successful execution of our high acuity strategy drove rate growth, resulting in revenue growth for both the quarter and the year of 1.6 percent and 3.2 percent, respectively, accompanied by strong expense controls, our infrastructure cost reductions, and a favorable labor market. This revenue growth somewhat mitigated the continued softness we have experienced in occupancy and payor mix. I would note that we have managed to achieve consecutive revenue growth in all four quarters of 2009. I have always said that I have great faith in our management team’s ability to execute, as illustrated by a 30 basis point expansion of normalized adjusted EBITDA for the quarter and a 50 basis-point expansion for the year. In an environment that has clearly tested us, our earnings growth of 7.7 percent for the quarter and 18.3 percent for the year was quite respectable. Our ability to convert our operating results into free cash flow continues to be a company strength. Our free cash flow for 2009 was a robust $54.6 million.”

Segment Updates

     The year-over-year revenue growth in Sun’s inpatient services business, SunBridge, for the quarter of $9.5 million or 2.3 percent was principally driven by skilled rate growth and census expansion in the Company’s hospice business, SolAmor. SunBridge’s nursing center Medicare rate continued to demonstrate strong acuity growth, as evidenced by Rehab RUG utilization of 90.2 percent and REX utilization of 42.6 percent, resulting in a 2.6 percent increase in Medicare rates, despite a reduction from CMS in those rates effective Oct. 1, 2009. In addition, SunBridge experienced a 1.7 percent increase in managed care rates. SolAmor’s revenues more than doubled, growing from $5.8 million to $11.7 million, due to census expansion derived from an October acquisition, combined with continued same store census growth. On a normalized basis, SolAmor contributed $2.7 million of adjusted EBITDA for the quarter and a margin of 23.4 percent, and for the full year 2009, SolAmor contributed $6.2 million of adjusted EBITDA and a margin of 20.1 percent. On an overall basis, inpatient services’ normalized adjusted EBITDAR remained strong at $72.5 million for the quarter, with a margin of 17.1 percent. For the full year 2009, inpatient services’ normalized adjusted EBITDAR margin was 17.3 percent.

     Sun’s rehabilitation therapy services business, SunDance, continued to experience revenue growth of $5.7 million, or 14.2 percent, in the quarter. Adjusted EBITDA margin also expanded in the quarter by 50 basis points, producing a 5.7 percent adjusted EBITDA margin. These results were favorably impacted by the 9.8 percent growth in revenue per contract. SunDance’s adjusted EBITDA margin for the year was 6.5 percent, an increase of 50 basis points.

     In line with the medical staffing industry as a whole, Sun’s medical staffing services business, CareerStaff, continues to be impacted negatively by the slow national economy. Revenues from CareerStaff were down compared to revenues in the fourth quarter of 2008. Despite the decline in revenues, CareerStaff experienced an adjusted EBITDA margin of 10.1 percent for the quarter.

Looking ahead in 2010, Mr. Matros further stated, “We will continue to focus on short-stay high acuity patients and expect to increase our Rehab Recovery Suites® beds in excess of 35 percent. We have already begun preparing for the implementation by CMS in October of the new Resource Utilization Group categories (RUGS IV) from a strategic, educational and business development perspective. While we acknowledge the challenges posed by RUGS IV, which will determine the Medicare rates we receive for our services, we also recognize the opportunities. Hospice will be our most robust growth segment on a relative basis; however, we expect continued growth in our contract rehabilitation business as well. While our staffing segment will continue to be challenged, we expect it will weather the economic storm and be poised for growth once again.”

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Thursday, March 4, 2010, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s earnings for the fourth-quarter and year-end of 2009.

      To listen to the conference call, dial (888) 587-0614 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on March 4, 2010, until midnight Eastern on April 5, 2010, by calling (888) 203-1112 and using access code 2394889.

About Sun Healthcare Group, Inc.

Sun Healthcare Group, Inc.’s (NASDAQ GS: SUNH) subsidiaries provide nursing, rehabilitative and related specialty healthcare services principally to the senior population in the United States. Sun’s core business is providing inpatient services, primarily through 183 skilled nursing centers, 14 assisted and independent living centers and eight mental health centers. On a consolidated basis, Sun has annual revenues of more than $1.8 billion and approximately 30,000 employees in 46 states. At Dec. 31, 2009,  SunBridge centers had 23,205 licensed beds located in 25 states, of which 22,423 were available for occupancy. Sun also provides rehabilitation therapy services to affiliated and non-affiliated centers through its SunDance subsidiary, medical staffing services through its CareerStaff Unlimited subsidiary and hospice services through its SolAmor subsidiary.

Forward-Looking Statement

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Examples of forward-looking statements include all statements regarding our expected future financial position and results of operations, business strategy,  the impact of reductions in reimbursements and other changes in government reimbursement programs, growth opportunities and plans and objectives of management for future operations. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; the impact that any healthcare reform legislation will have on our business; our ability to maintain the occupancy rates and payor mix at our healthcare centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to make acquisitions, to incur more indebtedness and to refinance indebtedness on favorable terms; the impact of the current economic downturn on our business; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Forms 10-K and 10-K/A and Quarterly Reports on Form 10-Q and 10-Q/A, copies of which are available on Sun’s web site, www.sunh.com. There may be additional risks of which we are presently unaware or that we currently deem immaterial.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance  and are only made as of the date of this release. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR and adjusted EBITDA and adjusted EBITDAR as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, adjusted EBITDA, EBITDAR, adjusted EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008

Revenue	$474,064	$466,796

Depreciation and amortization	12,128	10,801

Interest expense, net	11,905	13,459

Pre-tax income	16,499	16,360

Income tax expense (benefit)	6,821	(67,466)

Income from continuing operations	9,678	83,826

Loss from discontinued operations	(1,003)	(1,405)

Net income	$8,675	$82,421

Diluted earnings per share	$0.20	$1.88

Adjusted EBITDAR	$59,340	$57,996
Margin - Adjusted EBITDAR	12.5%	12.4%

Adjusted EBITDAR normalized	$63,745	$61,546
Margin - Adjusted EBITDAR normalized	13.4%	13.2%

Adjusted EBITDA	$40,964	$39,719
Margin - Adjusted EBITDA	8.6%	8.5%

Adjusted EBITDA normalized	$45,369	$43,269
Margin - Adjusted EBITDA normalized	9.6%	9.3%

Pre-tax income continuing operations - normalized	$21,336	$19,010

Income tax expense - normalized	$8,804	$7,606

Income from continuing operations normalized	$12,532	$11,404

Diluted earnings per share - normalized	$0.28	$0.26

Net income - normalized	$11,842	$10,449

Diluted earnings per share - normalized	$0.27	$0.24

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Revenue	$1,881,799	$1,823,503

Depreciation and amortization	45,463	40,354

Interest expense, net	49,327	54,603

Pre-tax income	72,096	66,576

Income tax expense (benefit)	29,616	(47,348)

Income from continuing operations	42,480	113,924

Loss from discontinued operations	(3,809)	(4,637)

Net income	$38,671	$109,287

Diluted earnings per share	$0.88	$2.49

Adjusted EBITDAR	$241,381	$234,158
Margin - Adjusted EBITDAR	12.8%	12.8%

Adjusted EBITDAR normalized	$250,086	$236,527
Margin - Adjusted EBITDAR normalized	13.3%	13.0%

Adjusted EBITDA	$168,232	$160,557
Margin - Adjusted EBITDA	8.9%	8.8%

Adjusted EBITDA normalized	$176,937	$162,926
Margin - Adjusted EBITDA normalized	9.4%	8.9%

Pre-tax income continuing operations - normalized	$82,105	$68,045

Income tax expense - normalized	$33,720	$27,252

Income from continuing operations normalized	$48,385	$40,793

Diluted earnings per share - normalized	$1.10	$0.93

Net income - normalized	$45,237	$36,384

Diluted earnings per share - normalized	$1.03	$0.83

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2009	December 31, 2008
	(audited)	(audited)
ASSETS

Current assets:
Cash and cash equivalents	$104,483	$92,153
Restricted cash	24,034	34,676
Accounts receivable, net	220,319	205,620
Prepaid expenses and other assets	21,757	21,456
Assets held for sale	-	3,654
Deferred tax assets	68,415	57,261

Total current assets	439,008	414,820

Property and equipment, net	622,682	603,645
Intangible assets, net	53,931	54,388
Goodwill	338,296	326,808
Restricted cash, non-current	3,317	3,303
Deferred tax assets	108,999	134,807
Other assets	4,961	5,563

Total assets	$1,571,194	$1,543,334

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$57,109	$62,000
Accrued compensation and benefits	58,953	60,660
Accrued self-insurance obligations, current	45,661	45,293
Other accrued liabilities	55,265	56,857
Current portion of long-term debt and capital lease obligations	46,416	17,865

Total current liabilities	263,404	242,675

Accrued self-insurance obligations, net of current portion	121,948	114,557
Long-term debt and capital lease obligations, net of current portion	654,132	707,976
Unfavorable lease obligations, net	12,663	15,514
Other long-term liabilities	69,983	58,903

Total liabilities	1,122,130	1,139,625

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of December 31, 2009 and 2008	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,764,240 and 43,544,765 shares issued and outstanding as of December 31, 2009 and 2008, respectively	438	435
Additional paid-in capital	655,667	650,543
Accumulated deficit	(204,012)	(242,683)
Accumulated other comprehensive loss, net	(3,029)	(4,586)
	449,064	403,709
Total liabilities and stockholders' equity	$1,571,194	$1,543,334

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
Three Months Ended		Three Months Ended
	December 31, 2009	December 31, 2008
	(unaudited)	(unaudited)

Total net revenues	$474,064	$466,796
Costs and expenses:
Operating salaries and benefits	266,842	262,764
Self-insurance for workers' compensation and general and professional liability insurance	18,125	18,708
Operating administrative costs	12,693	13,498
Other operating costs	97,456	93,440
Center rent expense	18,376	18,277
General and administrative expenses	14,011	15,774
Depreciation and amortization	12,128	10,801
Provision for losses on accounts receivable	5,597	4,616
Interest, net of interest income of $74 and $328, respectively	11,905	13,459
Gain on sale of assets, net	-	(901)
Restructuring costs	432	-
Total costs and expenses	457,565	450,436

Income before income taxes and discontinued operations	16,499	16,360
Income tax expense (benefit)	6,821	(67,466)
Income from continuing operations	9,678	83,826

Discontinued operations:
Loss from discontinued operations, net of related taxes	(1,004)	(927)
Gain (loss) on disposal of discontinued operations, net of related taxes	1	(478)
Loss from discontinued operations, net	(1,003)	(1,405)

Net income	$8,675	$82,421

Basic income per common and common equivalent share:
Income from continuing operations	$0.22	$1.92
Loss from discontinued operations, net	(0.02)	(0.03)
Net income	$0.20	$1.89

Diluted income per common and common equivalent share:
Income from continuing operations	$0.22	$1.91
Loss from discontinued operations, net	(0.02)	(0.03)
Net Income	$0.20	$1.88

Weighted average number of common and common equivalent shares outstanding:
Basic	43,944	43,602
Diluted	44,062	43,873

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
	(audited)	(audited)

Total net revenues	$1,881,799	$1,823,503
Costs and expenses:
Operating salaries and benefits	1,057,645	1,028,987
Self-insurance for workers' compensation and general and professional liability insurance	63,752	59,694
Operating administrative costs	50,924	51,171
Other operating costs	384,832	373,084
Center rent expense	73,149	73,601
General and administrative expenses	62,068	62,302
Depreciation and amortization	45,463	40,354
Provision for losses on accounts receivable	21,197	14,107
Interest, net of interest income of $383 and $1,781, respectively	49,327	54,603
Loss (gain) on sale of assets, net	42	(976)
Restructuring costs	1,304	-
Total costs and expenses	1,809,703	1,756,927

Income before income taxes and discontinued operations	72,096	66,576
Income tax expense (benefit)	29,616	(47,348)
Income from continuing operations	42,480	113,924

Discontinued operations:
Loss from discontinued operations, net of related taxes	(3,476)	(1,636)
Loss on disposal of discontinued operations, net of related taxes	(333)	(3,001)
Loss from discontinued operations, net	(3,809)	(4,637)

Net income	$38,671	$109,287

Basic income per common and common equivalent share:
Income from continuing operations	$0.97	$2.63
Loss from discontinued operations, net	(0.09)	(0.11)
Net income	$0.88	$2.52

Diluted income per common and common equivalent share:
Income from continuing operations	$0.97	$2.59
Loss from discontinued operations, net	(0.09)	(0.10)
Net Income	$0.88	$2.49

Weighted average number of common and common equivalent shares outstanding:
Basic	43,841	43,331
Diluted	43,963	43,963

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$8,674	$82,421
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	12,128	10,812
Amortization of favorable and unfavorable lease intangibles	(474)	(436)
Provision for losses on accounts receivable	5,597	5,312
Gain on sale of assets, including discontinued operations, net	(2)	(104)
Stock-based compensation expense	1,425	1,532
Deferred taxes	8,984	(64,675)
Other	-	(22)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(12,959)	(17,335)
Restricted cash	1,817	(1,227)
Prepaid expenses and other assets	2,795	1,487
Accounts payable	3,433	11,145
Accrued compensation and benefits	(7,916)	(1,238)
Accrued self-insurance obligations	6,504	8,179
Income taxes payable	-	(2,782)
Other accrued liabilities	(11,721)	(9,397)
Other long-term liabilities	(1,400)	2,019
Net cash provided by operating activities	16,885	25,691

Cash flows from investing activities:
Capital expenditures	(12,854)	(14,011)
Proceeds from sale of assets held for sale	-	4,557
Acquisitions, net of cash acquired	(14,936)	(2,326)
Net cash used for investing activities	(27,790)	(11,780)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(2,043)	(2,207)
Distribution to non-controlling interest	-	(65)
Proceeds from issuance of common stock	26	81
Net cash used for financing activities	(2,017)	(2,191)

Net (decrease) increase in cash and cash equivalents	(12,922)	11,720
Cash and cash equivalents at beginning of period	117,405	80,433
Cash and cash equivalents at end of period	$104,483	$92,153

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
	(audited)	(audited)

Cash flows from operating activities:
Net income	$38,671	$109,287
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	45,465	40,614
Amortization of favorable and unfavorable lease intangibles	(1,824)	(1,879)
Provision for losses on accounts receivable	21,196	15,283
Loss on sale of assets, including discontinued operations, net	605	2,151
Impairment charge for discontinued operation	-	1,800
Stock-based compensation expense	5,810	5,270
Deferred taxes	27,003	(51,128)
Other	-	(10)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(33,547)	(35,136)
Restricted cash	10,628	3,215
Prepaid expenses and other assets	2,940	(4,213)
Accounts payable	(8,390)	4,032
Accrued compensation and benefits	(2,989)	(2,367)
Accrued self-insurance obligations	7,759	4,773
Income taxes payable	-	(1,806)
Other accrued liabilities	(3,196)	(8,719)
Other long-term liabilities	(1,223)	7,020
Net cash provided by operating activities	108,908	88,187

Cash flows from investing activities:
Capital expenditures	(54,312)	(42,543)
Purchase of leased real estate	(3,275)	(8,956)
Proceeds from sale of assets held for sale	2,174	18,354
Acquisitions, net of cash acquired	(14,936)	(11,734)
Insurance proceeds received for damaged property	-	628
Net cash used for investing activities	(70,349)	(44,251)

Cash flows from financing activities:
Borrowings of long-term debt	20,822	20,290
Principal repayments of long-term debt and capital lease obligations	(46,292)	(29,627)
Payment to non-controlling interest	(311)	(418)
Distribution to non-controlling interest	(549)	(353)
Proceeds from issuance of common stock	101	2,493
Net cash used for financing activities	(26,229)	(7,615)

Net increase in cash and cash equivalents	12,330	36,321
Cash and cash equivalents at beginning of period	92,153	55,832
Cash and cash equivalents at end of period	$104,483	$92,153

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
	(unaudited)	(unaudited)

Total net revenues	$474,064	$466,796

Net income	$8,675	$82,421

Income from continuing operations	9,678	83,826

Income tax expense (benefit)	6,821	(67,466)

Interest, net	11,905	13,459

Depreciation and amortization	12,128	10,801

EBITDA	$40,532	$40,620

Gain on sale of assets, net	-	(901)

Restructuring costs	432	-

Adjusted EBITDA	$40,964	$39,719

Center rent expense	18,376	18,277

Adjusted EBITDAR	$59,340	$57,996

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss (gain) on sale of assets, net, and restructuring costs.  Adjusted EBITDAR is defined as Adjusted EBITDA before facility rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing financial performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
	(audited)	(audited)

Total net revenues	$1,881,799	$1,823,503

Net income	$38,671	$109,287

Income from continuing operations	42,480	113,924

Income tax expense (benefit)	29,616	(47,348)

Interest, net	49,327	54,603

Depreciation and amortization	45,463	40,354

EBITDA	$166,886	$161,533

Gain on sale of assets, net	42	(976)

Restructuring costs	1,304	-

Adjusted EBITDA	$168,232	$160,557

Center rent expense	73,149	73,601

Adjusted EBITDAR	$241,381	$234,158

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss (gain) on sale of assets, net, and restructuring costs.  Adjusted EBITDAR is defined as Adjusted EBITDA before facility rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing financial performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended December 31, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$423,465	$27,303	$23,289	$7	$-	$474,064

Affiliated revenue	-	18,998	262	-	(19,260)	-

Total revenue	$423,465	$46,301	$23,551	$7	$(19,260)	$474,064

Income (loss) from continuing operations	$36,010	$2,506	$2,209	$(31,047)	$-	$9,678

Income tax expense	-	-	-	6,821	-	6,821

Interest, net	2,881	-	(1)	9,025	-	11,905

Depreciation and amortization	11,007	141	179	801	-	12,128

EBITDA	$49,898	$2,647	$2,387	$(14,400)	$-	$40,532

Restructuring costs	143	-	-	289	-	432

Adjusted EBITDA	$50,041	$2,647	$2,387	$(14,111)	$-	$40,964

Center rent expense	18,025	131	220	-	-	18,376

Adjusted EBITDAR	$68,066	$2,778	$2,607	$(14,111)	$-	$59,340

Normalized Adjusted EBITDA	$54,446	$2,647	$2,387	$(14,111)	$-	$45,369
Normalized Adjusted EBITDAR	$72,471	$2,778	$2,607	$(14,111)	$-	$63,745

Adjusted EBITDA margin	11.8%	5.7%	10.1%			8.6%

Adjusted EBITDAR margin	16.1%	6.0%	11.1%			12.5%

Normalized Adjusted EBITDA margin	12.9%	5.7%	10.1%			9.6%

Normalized Adjusted EBITDAR margin	17.1%	6.0%	11.1%			13.4%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Year Ended December 31, 2009
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,675,775	$105,366	$100,624	$34	$-	$1,881,799

Affiliated revenue	-	74,166	1,930	-	(76,096)	-

Total revenue	$1,675,775	$179,532	$102,554	$34	$(76,096)	$1,881,799

Income (loss) from continuing operations	$155,937	$11,078	$8,610	$(133,145)	$-	$42,480

Income tax expense	-	-	-	29,616	-	29,616

Interest, net	12,226	(2)	(2)	37,105	-	49,327

Depreciation and amortization	41,335	540	780	2,808	-	45,463

EBITDA	$209,498	$11,616	$9,388	$(63,616)	$-	$166,886

Gain on sale of assets, net	8	34	-	-	-	42

Restructuring costs	143	-	-	1,161	-	1,304

Adjusted EBITDA	$209,649	$11,650	$9,388	$(62,455)	$-	$168,232

Center rent expense	71,749	480	920	-	-	73,149

Adjusted EBITDAR	$281,398	$12,130	$10,308	$(62,455)	$-	$241,381

Normalized Adjusted EBITDA	$218,354	$11,650	$9,388	$(62,455)	$-	$176,937
Normalized Adjusted EBITDAR	$290,103	$12,130	$10,308	$(62,455)	$-	$250,086

Adjusted EBITDA margin	12.5%	6.5%	9.2%			8.9%

Adjusted EBITDAR margin	16.8%	6.8%	10.1%			12.8%

Normalized Adjusted EBITDA margin	13.0%	6.5%	9.2%			9.4%

Normalized Adjusted EBITDAR margin	17.3%	6.8%	10.1%			13.3%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended December 31, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$414,008	$24,012	$28,768	$8	$-	$466,796

Affiliated revenue	-	16,543	467	-	(17,010)	-

Total revenue	$414,008	$40,555	$29,235	$8	$(17,010)	$466,796

Income (loss) from continuing operations	$37,290	$1,979	$2,824	$41,733	$-	$83,826

Income tax expense	-	-	-	(67,466)	-	(67,466)

Interest, net	3,540	-	(6)	9,925	-	13,459

Depreciation and amortization	9,646	137	195	823	-	10,801

EBITDA	$50,476	$2,116	$3,013	$(14,985)	$-	$40,620

Gain on sale of assets, net	-	-	-	(901)	-	(901)

Adjusted EBITDA	$50,476	$2,116	$3,013	$(15,886)	$-	$39,719

Center rent expense	17,926	108	243	-	-	18,277

Adjusted EBITDAR	$68,402	$2,224	$3,256	$(15,886)	$-	$57,996

Normalized Adjusted EBITDA	$54,026	$2,116	$3,013	$(15,886)	$-	$43,269
Normalized Adjusted EBITDAR	$71,952	$2,224	$3,256	$(15,886)	$-	$61,546

Adjusted EBITDA margin	12.2%	5.2%	10.3%			8.5%

Adjusted EBITDAR margin	16.5%	5.5%	11.1%			12.4%

Normalized Adjusted EBITDA margin	13.0%	5.2%	10.3%			9.3%

Normalized Adjusted EBITDAR margin	17.4%	5.5%	11.1%			13.2%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Year Ended December 31, 2008
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,616,059	$89,619	$117,788	$37	$-	$1,823,503

Affiliated revenue	-	60,856	2,622	-	(63,478)	-

Total revenue	$1,616,059	$150,475	$120,410	$37	$(63,478)	$1,823,503

Income (loss) from continuing operations	$154,281	$8,462	$9,690	$(58,509)	$-	$113,924

Income tax expense	-	-	-	(47,348)	-	(47,348)

Interest, net	13,670	(1)	(20)	40,954	-	54,603

Depreciation and amortization	35,957	533	806	3,058	-	40,354

EBITDA	$203,908	$8,994	$10,476	$(61,845)	$-	$161,533

Gain on sale of assets, net	-	-	-	(976)	-	(976)

Adjusted EBITDA	$203,908	$8,994	$10,476	$(62,821)	$-	$160,557

Center rent expense	72,231	394	976	-	-	73,601

Adjusted EBITDAR	$276,139	$9,388	$11,452	$(62,821)	$-	$234,158

Normalized Adjusted EBITDA	$205,755	$8,994	$10,476	$(62,299)	$-	$162,926
Normalized Adjusted EBITDAR	$277,986	$9,388	$11,452	$(62,299)	$-	$236,527

Adjusted EBITDA margin	12.6%	6.0%	8.7%			8.8%

Adjusted EBITDAR margin	17.1%	6.2%	9.5%			12.8%

Normalized Adjusted EBITDA margin	12.7%	6.0%	8.7%			8.9%

Normalized Adjusted EBITDAR margin	17.2%	6.2%	9.5%			13.0%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Year Ended
	December 31,				December 31,
	2009		2008		2009		2008
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	$ 423,465		$ 414,008		1,675,775		1,616,059
Rehabilitation Therapy Services	27,303		24,012		105,366		89,619
Medical Staffing Services	23,289		28,768		100,624		117,788
Other - non-core businesses	7		8		34		37
Total	$ 474,064		$ 466,796		$ 1,881,799		$ 1,823,503

Revenue Mix - Non-affiliated (in thousands)
Medicare	$ 137,748	29%	$ 136,305	29%	555,593	30%	522,555	29%
Medicaid	194,035	41%	186,478	40%	753,393	40%	729,014	40%
Private and Other	112,702	24%	116,177	25%	454,126	24%	465,099	25%
Managed Care / Insurance	25,004	5%	23,799	5%	101,595	5%	91,691	5%
Veterans	4,575	1%	4,037	1%	17,092	1%	15,144	1%
Total	$ 474,064	100%	$ 466,796	100%	$ 1,881,799	100%	$ 1,823,503	100%

Inpatient Services Stats

Number of centers:	205		205		205		205
Number of available beds:	22,473		22,517		22,473		22,517
Occupancy %:	87.8%		88.5%		88.1%		88.9%

Payor Mix % based on patient days:
Medicare - SNF Beds	14.9%		15.6%		15.6%		16.2%
Managed care / Ins. - SNF Beds	4.0%		3.9%		4.1%		3.9%
Total SNF skilled mix	18.9%		19.5%		19.7%		20.1%

Medicare	13.5%		14.2%		14.2%		14.7%
Medicaid	61.7%		60.2%		60.8%		59.7%
Private and Other	20.0%		21.0%		20.2%		21.1%
Managed Care / Insurance	3.7%		3.6%		3.8%		3.5%
Veterans	1.1%		1.0%		1.0%		1.0%

Revenue Mix % of revenues:
Medicare - SNF Beds	31.1%		32.5%		32.4%		32.4%
Managed care / Ins. - SNF Beds	6.3%		6.1%		6.4%		6.0%
Total SNF skilled mix	37.4%		38.6%		38.8%		38.4%

Medicare	31.5%		32.0%		32.2%		31.6%
Medicaid	45.8%		45.0%		44.9%		45.1%
Private and Other	15.8%		16.3%		15.9%		16.8%
Managed Care / Insurance	5.8%		5.7%		6.0%		5.6%
Veterans	1.1%		1.0%		1.0%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$ 457.75		$ 446.00		$ 455.00		$ 424.19
Medicare Blended Rate (Part A & B)	$ 494.00		$ 482.06		$ 492.36		$ 456.00
Medicaid	$ 173.57		$ 168.79		$ 171.55		$ 166.62
Private and Other	$ 178.17		$ 170.24		$ 176.40		$ 170.49
Managed Care / Insurance	$ 370.11		$ 363.95		$ 372.93		$ 351.93
Veterans	$ 235.19		$ 223.76		$ 231.33		$ 216.85

Rehab contracts

Affiliated	127		118		127		118
Non-affiliated	337		327		337		327

Average Qtrly Revenue per Contract	$ 100		$ 91		$ 97		$ 85
(in thousands)

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 4th QUARTER 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 4th QUARTER 2009	$ 474,064	$ 59,340	$ 40,964	$ 16,499	$ 9,678	$ (1,003)	$ 8,675
Percent of Revenue		12.5%	8.6%	3.5%	2.0%	-0.2%	1.8%

Normalizing Adjustments:
Restructuring costs	-	-	-	432	255	-	255
Transaction costs related to acquisition	-	485	485	485	286	-	286
Prior periods' self-insurance costs	-	3,920	3,920	3,920	2,313	313	2,626

Normalized As Reported - 4th QUARTER 2009	$ 474,064	$ 63,745	$ 45,369	$ 21,336	$ 12,532	$ (690)	$ 11,842
Percent of Revenue		13.4%	9.6%	4.5%	2.6%	-0.1%	2.5%

As Reported					$ 0.22	$ (0.02)	$ 0.20
Diluted EPS: As Normalized					$ 0.28	$ (0.01)	$ 0.27

	AS REPORTED - 4th QUARTER 2008
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 4th QUARTER 2008	$ 466,796	$ 57,996	$ 39,719	$ 16,360	$ 83,826	$ (1,405)	$ 82,421
Percent of Revenue		12.4%	8.5%	3.5%	18.0%	-0.3%	17.7%

Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(74,012)	-	(74,012)
Gain on sale of property	-	-	-	(900)	(540)	-	(540)
Acquisition integration costs	-	3,550	3,550	3,550	2,130	450	2,580

Normalized As Reported - 4th QUARTER 2008	$ 466,796	$ 61,546	$ 43,269	$ 19,010	$ 11,404	$ (955)	$ 10,449
Percent of Revenue		13.2%	9.3%	4.1%	2.4%	-0.2%	2.2%

As Reported					$ 1.91	$ (0.03)	$ 1.88
Diluted EPS: As Normalized					$ 0.26	$ (0.02)	$ 0.24

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consists of restructuring costs, transaction costs related to an acquisition, adjustments related to prior periods' self-insurance costs, income from a tax benefit associated with the partial reversal of a valuation allowance on deferred tax assets, gain on sale of a non-core property, and integration costs related to an acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED -TWELVE MONTHS 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2009	$ 1,881,799	$ 241,381	$ 168,232	$ 72,096	$ 42,480	$ (3,809)	$ 38,671
Percent of Revenue		12.8%	8.9%	3.8%	2.3%	-0.2%	2.1%

Normalizing Adjustments:
Restructuring costs	-	-	-	1,304	769	-	769
Transaction costs related to acquisition	-	485	485	485	286	-	286
Prior periods' self-insurance costs	-	8,220	8,220	8,220	4,850	661	5,511

Normalized As Reported - Twelve Months 2009	$ 1,881,799	$ 250,086	$ 176,937	$ 82,105	$ 48,385	$ (3,148)	$ 45,237
Percent of Revenue		13.3%	9.4%	4.4%	2.6%	-0.2%	2.4%

As Reported					$ 0.97	$ (0.09)	$ 0.88
Diluted EPS: As Normalized					$ 1.10	$ (0.07)	$ 1.03

	AS REPORTED - TWELVE MONTHS 2008
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Twelve Months 2008	$ 1,823,503	$ 234,158	$ 160,557	$ 66,576	$ 113,924	$ (4,637)	$ 109,287
Percent of Revenue		12.8%	8.8%	3.7%	6.2%	-0.3%	6.0%

Normalizing Adjustments:
Benefit for income taxes	-	-	-	-	(74,012)	-	(74,012)
Gain on sale of property	-	-	-	(900)	(540)	-	(540)
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Prior periods' self-insurance costs	-	3,550	3,550	3,550	2,130	450	2,580
Acquisition integration costs	-	1,469	1,469	1,469	881	-	881

Normalized As Reported - Twelve Months 2008	$ 1,823,503	$ 236,527	$ 162,926	$ 68,045	$ 40,793	$ (4,409)	$ 36,384
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.2%	2.0%

As Reported					$ 2.59	$ (0.10)	$ 2.49
Diluted EPS: As Normalized					$ 0.93	$ (0.10)	$ 0.83

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of restructuring costs, transaction costs related to an acquisition, adjustments related to prior periods' self-insurance costs, income from a tax benefit associated with the partial reversal of a valuation allowance on deferred tax assets, gain on sale of a non-core property, and integration costs related to an acquisition.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16